             GULF STATES UTILITIES COMPANY
                PRO FORMA BALANCE SHEET
                   SEPTEMBER 30, 1995
                      (Unaudited)


                                                                             Adjustments to Reflect
                                                                             Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before            In Present           After
                         ASSETS                              Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Utility Plant:
  Electric                                                       $6,928,954                           $6,928,954
  Natural gas                                                        44,505                               44,505
  Steam products                                                     77,414                               77,414
  Property under capital leases                                      79,323                               79,323
  Construction work in progress                                    118,319                               118,319
  Nuclear fuel under capital leases                                 53,102                                53,102
                                                          -----------------  -----------------  -----------------
           Total                                                 7,301,617                             7,301,617
  Less - accumulated depreciation
   and amortization                                              2,645,827                             2,645,827
                                                          -----------------  -----------------  -----------------
           Utility plant - net                                   4,655,790                             4,655,790
                                                          -----------------  -----------------  -----------------
Other Property and Investments:
  Decommissioning trust fund                                        26,993                                26,993
  Other - at cost (less accumulated depreciation)                   28,567                                28,567
                                                          -----------------  -----------------  -----------------
           Total                                                    55,560                                55,560
                                                          -----------------  -----------------  -----------------
Current Assets:
  Cash and cash equivalents:
    Cash                                                            13,893           ($13,893)
    Temporary cash investments - at cost,
      which approximates market -
      Associated companies                                          35,496                                35,496
      Other                                                        212,849             (7,917)           204,932
                                                          -----------------  -----------------  -----------------
           Total cash and cash equivalents                         262,238            (21,810)           240,428
  Accounts receivable:
    Customer (less allowance for
      doubtful accounts of $0.7 million)                            97,846                                97,846
    Associated companies                                             6,908                                 6,908
    Other                                                           11,864                                11,864
    Accrued unbilled revenues                                       82,227                                82,227
  Deferred fuel costs                                               20,932                                20,932
  Accumulated deferred income taxes                                 26,448                                26,448
  Fuel inventory                                                    29,382                                29,382
  Materials and supplies - at average cost                         101,820                               101,820
  Rate deferrals                                                    95,469                                95,469
  Prepayments and other                                             22,676                                22,676
                                                          -----------------  -----------------  -----------------
            Total                                                  757,810            (21,810)           736,000
                                                          -----------------  -----------------  -----------------
Deferred Debits and Other Assets:
 Regulatory Assets:
  Rate deferrals                                                   444,195                               444,195
  SFAS 109 regulatory asset - net                                  444,420                               444,420
  Unamortized loss on reacquired debt                               62,973             27,915             90,888
  Other regulatory assets                                           29,683                                29,683
  Long-term receivables                                            254,432                               254,432
 Other                                                             153,360              7,129            160,489
                                                          -----------------  -----------------  -----------------
            Total                                                1,389,063             35,044          1,424,107
                                                          -----------------  -----------------  -----------------
            TOTAL                                               $6,858,223            $13,234         $6,871,457
                                                          =================  =================  =================


             GULF STATES UTILITIES COMPANY
                PRO FORMA BALANCE SHEET
                   SEPTEMBER 30, 1995
                      (Unaudited)


                                                                             Adjustments to Reflect
                                                                             Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before            In Present           After
             CAPITALIZATION AND LIABILITIES                  Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Capitalization:
  Common stock, no par value, authorized
    200,000,000 shares; issued and
    outstanding 100 shares                                        $114,055                              $114,055
  Paid-in capital                                                1,152,469            ($5,876)         1,146,593
  Retained earnings                                                357,171            (17,593)           339,578
                                                          -----------------  -----------------  -----------------
          Total common shareholder's equity                      1,623,695            (23,469)         1,600,226
  Preferred / Preference stock                                     376,531             23,469            400,000
  Long-term debt                                                 2,250,420             13,234          2,263,654
                                                          -----------------  -----------------  -----------------
          Total                                                  4,250,646             13,234          4,263,880
                                                          -----------------  -----------------  -----------------
Other Noncurrent Liabilities:
  Obligations under capital leases                                  95,051                                95,051
  Other                                                             76,170                                76,170
                                                          -----------------  -----------------  -----------------
          Total                                                    171,221                               171,221
                                                          -----------------  -----------------  -----------------
Current Liabilities:
  Currently maturing long-term debt                                 70,425                                70,425
  Accounts payable:
    Associated companies                                            39,388                                39,388
    Other                                                          111,833                               111,833
  Customer deposits                                                 21,793                                21,793
  Taxes accrued                                                     48,179                                48,179
  Interest accrued                                                  59,581                                59,581
  Nuclear refueling reserve                                         21,522                                21,522
  Obligations under capital leases                                  37,366                                37,366
  Reserve for rate refund                                            5,704                                 5,704
  Other                                                             83,255                                83,255
                                                          -----------------  -----------------  -----------------
          Total                                                    499,046                               499,046
                                                          -----------------  -----------------  -----------------
Deferred Credits:
  Accumulated deferred income taxes                              1,144,821                             1,144,821
  Accumulated deferred investment
    tax credits                                                    220,583                               220,583
  Deferred River Bend finance charges                               64,137                                64,137
  Other                                                            507,769                               507,769
                                                          -----------------  -----------------  -----------------
          Total                                                  1,937,310                             1,937,310
                                                          -----------------  -----------------  -----------------
          TOTAL                                                 $6,858,223            $13,234         $6,871,457
                                                          =================  =================  =================



             GULF STATES UTILITIES COMPANY
             PRO FORMA STATEMENT OF INCOME
         TWELVE MONTHS ENDED SEPTEMBER 30, 1995
                      (Unaudited)


                                                                             Adjustments to Reflect
                                                                             Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before           In Present            After
                                                             Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Operating Revenues:
  Electric                                                      $1,713,943                            $1,713,943
  Natural gas                                                       23,545                                23,545
  Steam products                                                    47,075                                47,075
                                                          -----------------  -----------------  -----------------
     Total                                                        1,784,563                             1,784,563

Operating Expenses:
  Operation and maintenance:
     Fuel and fuel-related expenses                                515,301                               515,301
     Purchased power                                               177,009                               177,009
     Nuclear refueling outage expenses                              13,291                                13,291
     Other operation and maintenance                               413,815                               413,815
  Depreciation and amortization                                    202,626                               202,626
  Taxes other than income taxes                                    116,545                               116,545
  Income taxes                                                      23,057            $(3,696)            19,361
  Amortization of rate deferrals                                    66,359                                66,359
                                                          -----------------  -----------------  -----------------
        Total                                                    1,528,003             (3,696)         1,524,307
                                                          -----------------  -----------------  -----------------
Operating Income                                                   256,560              3,696            260,256
                                                          -----------------  -----------------  -----------------
Other Income (Deductions):
  Allowance for equity funds used
   during construction                                               1,048                                 1,048
  Write-off of plant held for future use                           (85,476)                              (85,476)
  Miscellaneous - net                                               23,633                                23,633
  Income taxes                                                      23,092                                23,092
                                                          -----------------  -----------------  -----------------
        Total                                                      (37,703)                              (37,703)
                                                          -----------------  -----------------  -----------------
Interest Charges:
  Interest on long-term debt                                       192,913              9,142            202,055
  Other interest - net                                               6,992                                 6,992
  Allowance for borrowed funds used
   during construction                                                (928)                                 (928)
                                                          -----------------  -----------------  -----------------
        Total                                                      198,977              9,142            208,119
                                                          -----------------  -----------------  -----------------
Net Income                                                          19,880             (5,446)            14,434

Preferred and Preference Stock Dividend Requirements
 and Other                                                          29,834             12,147             41,981
                                                          -----------------  -----------------  -----------------
Earnings Applicable to Common Stock                                ($9,954)          ($17,593)          ($27,547)
                                                          =================  =================  =================



             GULF STATES UTILITIES COMPANY
        PRO FORMA STATEMENT OF RETAINED EARNINGS
         TWELVE MONTHS ENDED SEPTEMBER 30, 1995
                      (Unaudited)


                                                              Adjustments to Reflect
                                                              Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before            In Present           After
                                                             Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Retained Earnings - October 1, 1994                               $367,323                              $367,323
Add
  Net Income                                                        19,880            ($5,446)            14,434
                                                          -----------------  -----------------  -----------------
               Total                                               387,203             (5,446)           381,757
                                                          -----------------  -----------------  -----------------

  Deduct:
   Dividends declared on preferred stock                            29,633              8,770             38,403
   Preferred stock expense                                             399              3,377              3,776
                                                          -----------------  -----------------  -----------------
               Total                                                30,032             12,147             42,179
                                                          -----------------  -----------------  -----------------

Retained Earnings - September 30, 1995                            $357,171           ($17,593)          $339,578
                                                          =================  =================  =================

             GULF STATES UTILITIES COMPANY
ADJUSTMENTS TO REFLECT TRANSACTIONS PROPOSED IN PRESENT FILING
               EXCLUDING ISSUANCE OF MIPS
                 AT SEPTEMBER 30, 1995





                                                        Entry No. 1
Cash                                                           890,625,000
Unamortized Debt Expense                                         9,375,000
Long-Term Debt - Bonds / Medium Term Notes                                        900,000,000

       To record the sale of $900 million principal amount of  Bonds / Medium
 Term Notes at various maturity dates at various interest rates, as well as the expenses incurred in connection with the issuance.


                                                        Entry No. 2
Interest on Long-Term Debt                                      76,500,000
Cash                                                                               76,500,000

     To record interest, and subsequent payment, on Bonds / Medium
Term Notes (assuming 8.5% interest rate).


                                                        Entry No. 3

Long Term Debt - First Mortgage Bonds                          895,000,000
Unamortized Premium                                                 66,000
Unamortized Loss on Reacquired Debt                             21,882,000
Unamortized Debt Expense                                                            3,353,000
Cash                                                                              913,595,000

     To record early redemption of First Mortgage Bonds at various maturity dates and at various interest rates.



                                                        Entry No. 4

Cash                                                            70,708,000
Interest Expense                                                                   70,708,000

     To record the reduction in interest expense on the retirement of First Mortgage
Bonds.


                                                        Entry No.5

Cash                                                            246,250,000
Unamortized Debt Expense                                          3,750,000
Long-Term Debt - Tax-Exempt Bonds                                                  250,000,000

     To record the sale of $250 million principal amount of Tax-Exempt Bonds and related issuance expenses.


                                                        Entry No. 6

Interest on Long-Term Debt                                       20,000,000
Cash                                                                                20,000,000

     To record annual interest, and subsequent payment, on Tax-Exempt Bonds
(assuming 8% interest rate).


                                                        Entry No. 7

Long-Term Debt - Tax-Exempt Bonds                               241,700,000
Unamortized Loss on Reacquired Debt                               6,033,000
Unamortized Debt Expense                                                             2,643,000
Cash                                                                               245,090,000

     To record early redemption of Tax-Exempt Bonds at various maturity dates at various interest rates.


                                                        Entry No. 8

Cash                                                             16,650,000
Interest on Long-Term Debt                                                          16,650,000

    To record the reduction in interest expense on the retirement of Tax-Exempt Bonds.


                                                        Entry No. 9

Cash                                                           394,529,000
Capital Stock Expense                                            5,471,000
Preferred / Preference Stock                                                      400,000,000

   To record issuance of $400 million of Preferred / Preference Stock and related issuance costs.



                                                        Entry No. 10

Preferred and Preference Stock Dividend Requirements
and Other                                                       38,000,000
Cash                                                                               38,000,000

   To record increase in dividend payments related to issuance of Preferred /
Preference Stock.

                                                        Entry No. 11

Preferred / Preference Stock                                   376,531,000
Additional Paid-In Capital                                         405,000
Preferred and Preference Stock Dividend Requirements
and Other                                                        3,377,000
Cash                                                                              380,313,000

   To record early redemption of Preferred / Preference Stock, various issues.


                                                        Entry No. 12

Cash                                                            29,230,000
Preferred and Preference Stock
Dividend Requirements and Other                                                    29,230,000

   To record decrease in dividend payments related to redemption of Preferred / Preference Stock.


                                                        Entry No. 13

Cash                                                             3,696,000
Income Taxes                                                                        3,696,000

     To record the decrease in Income Taxes related to the net increase ($9,142,000)
 in interest expense from refinancing of First Mortgage Bonds, Medium Term
Notes and Tax-Exempt Bonds.


                                                        Entry No. 14

Cash                                                             7,917,000
Temporary Cash Investments                                                          7,917,000

     To reclass negative cash balance.

             GULF STATES UTILITIES COMPANY
                PRO FORMA BALANCE SHEET
                   SEPTEMBER 30, 1995
                      (Unaudited)


                                                                             Adjustments to Reflect
                                                                             Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before            In Present           After
                         ASSETS                              Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Utility Plant:
  Electric                                                      $6,928,954                            $6,928,954
  Natural gas                                                        44,505                               44,505
  Steam products                                                     77,414                               77,414
  Property under capital leases                                      79,323                               79,323
  Construction work in progress                                    118,319                               118,319
  Nuclear fuel under capital leases                                 53,102                                53,102
                                                          -----------------  -----------------  -----------------
           Total                                                 7,301,617                             7,301,617
  Less - accumulated depreciation
   and amortization                                              2,645,827                             2,645,827
                                                          -----------------  -----------------  -----------------
           Utility plant - net                                   4,655,790                             4,655,790
                                                          -----------------  -----------------  -----------------
Other Property and Investments:
  Decommissioning trust fund                                        26,993                                26,993
  Other - at cost (less accumulated depreciation)                   28,567                                28,567
                                                          -----------------  -----------------  -----------------
           Total                                                    55,560                                55,560
                                                          -----------------  -----------------  -----------------
Current Assets:
  Cash and cash equivalents:
    Cash                                                            13,893                 $0              13,893
    Temporary cash investments - at cost,
      which approximates market -
      Associated companies                                          35,496                                35,496
      Other                                                        212,849                               212,849
                                                          -----------------  -----------------  -----------------
           Total cash and cash equivalents                         262,238                  0            262,238
  Accounts receivable:
    Customer (less allowance for
      doubtful accounts of $0.7 million)                            97,846                                97,846
    Associated companies                                             6,908                                 6,908
    Other                                                           11,864                                11,864
    Accrued unbilled revenues                                       82,227                                82,227
  Deferred fuel costs                                               20,932                                20,932
  Accumulated deferred income taxes                                 26,448                                26,448
  Fuel inventory                                                    29,382                                29,382
  Materials and supplies - at average cost                         101,820                               101,820
  Rate deferrals                                                    95,469                                95,469
  Prepayments and other                                             22,676                                22,676
                                                          -----------------  -----------------  -----------------
            Total                                                  757,810                  0            757,810
                                                          -----------------  -----------------  -----------------
Deferred Debits and Other Assets:
 Regulatory Assets:
  Rate deferrals                                                   444,195                               444,195
  SFAS 109 regulatory asset - net                                  444,420                               444,420
  Unamortized loss on reacquired debt                               62,973                  0             62,973
  Other regulatory assets                                           29,683                                29,683
  Long-term receivables                                            254,432                               254,432
 Other                                                             153,360                  0            153,360
                                                          -----------------  -----------------  -----------------
            Total                                                1,389,063                  0          1,389,063
                                                          -----------------  -----------------  -----------------
            TOTAL                                               $6,858,223                 $0         $6,858,223
                                                          =================  =================  =================





             GULF STATES UTILITIES COMPANY
                PRO FORMA BALANCE SHEET
                   SEPTEMBER 30, 1995
                      (Unaudited)


                                                                             Adjustments to Reflect
                                                                             Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before            In Present           After
             CAPITALIZATION AND LIABILITIES                  Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Capitalization:
  Common stock, no par value, authorized
    200,000,000 shares; issued and
    outstanding 100 shares                                        $114,055                              $114,055
  Paid-in capital                                                1,152,469                 $0          1,152,469
  Retained earnings                                                357,171                  0            357,171
                                                          -----------------  -----------------  -----------------
          Total common shareholder's equity                      1,623,695                  0          1,623,695
  Preferred / Preference stock                                     376,531                  0            376,531
  Minority interest in preferred securities of subsidiary                                   0                  0
  Long-term debt                                                 2,250,420                  0          2,250,420
                                                          -----------------  -----------------  -----------------
          Total                                                  4,250,646                  0          4,250,646
                                                          -----------------  -----------------  -----------------
Other Noncurrent Liabilities:
  Obligations under capital leases                                  95,051                                95,051
  Other                                                             76,170                                76,170
                                                          -----------------  -----------------  -----------------
          Total                                                    171,221                               171,221
                                                          -----------------  -----------------  -----------------
Current Liabilities:
  Currently maturing long-term debt                                 70,425                                70,425
  Accounts payable:
    Associated companies                                            39,388                                39,388
    Other                                                          111,833                               111,833
  Customer deposits                                                 21,793                                21,793
  Taxes accrued                                                     48,179                                48,179
  Interest accrued                                                  59,581                                59,581
  Nuclear refueling reserve                                         21,522                                21,522
  Obligations under capital leases                                  37,366                                37,366
  Reserve for rate refund                                            5,704                                 5,704
  Other                                                             83,255                                83,255
                                                          -----------------  -----------------  -----------------
          Total                                                    499,046                               499,046
                                                          -----------------  -----------------  -----------------
Deferred Credits:
  Accumulated deferred income taxes                              1,144,821                             1,144,821
  Accumulated deferred investment
    tax credits                                                    220,583                               220,583
  Deferred River Bend finance charges                               64,137                                64,137
  Other                                                            507,769                               507,769
                                                          -----------------  -----------------  -----------------
          Total                                                  1,937,310                             1,937,310
                                                          -----------------  -----------------  -----------------
          TOTAL                                                 $6,858,223                 $0         $6,858,223
                                                          =================  =================  =================


             GULF STATES UTILITIES COMPANY
             PRO FORMA STATEMENT OF INCOME
         TWELVE MONTHS ENDED SEPTEMBER 30, 1995
                      (Unaudited)


                                                                             Adjustments to Reflect
                                                                             Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before           In Present            After
                                                             Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Operating Revenues:
  Electric                                                       $1,713,943                            1,713,943
  Natural gas                                                        23,545                               23,545
  Steam products                                                     47,075                               47,075
                                                          -----------------  -----------------  -----------------
     Total                                                      1,784,563                             1,784,563

Operating Expenses:
  Operation and maintenance:
     Fuel and fuel-related expenses                                515,301                               515,301
     Purchased power                                               177,009                               177,009
     Nuclear refueling outage expenses                              13,291                                13,291
     Other operation and maintenance                               413,815                               413,815
  Depreciation and amortization                                    202,626                               202,626
  Taxes other than income taxes                                    116,545                               116,545
  Income taxes                                                      23,057                 $0             23,057
  Amortization of rate deferrals                                    66,359                                66,359
                                                          -----------------  -----------------  -----------------
        Total                                                    1,528,003                  0          1,528,003
                                                          -----------------  -----------------  -----------------
Operating Income                                                   256,560                  0            256,560
                                                          -----------------  -----------------  -----------------
Other Income (Deductions):
  Allowance for equity funds used
   during construction                                               1,048                                 1,048
  Write-off of plant held for future use                           (85,476)                              (85,476)
  Miscellaneous - net                                               23,633                                23,633
  Income taxes                                                      23,092                                23,092
                                                          -----------------  -----------------  -----------------
        Total                                                      (37,703)                              (37,703)
                                                          -----------------  -----------------  -----------------
Interest Charges:
  Interest on long-term debt                                       192,913                  0            192,913
  Other interest - net                                               6,992                                 6,992
  Allowance for borrowed funds used
   during construction                                                (928)                                 (928)
  Dividends on preferred securities of subsidiary                                           0                  0
                                                          -----------------  -----------------  -----------------
        Total                                                      198,977                  0            198,977
                                                          -----------------  -----------------  -----------------
Net Income                                                          19,880                  0             19,880

Preferred and Preference Stock Dividend Requirements
 and Other                                                          29,834                  0             29,834
                                                          -----------------  -----------------  -----------------
Earnings Applicable to Common Stock                                ($9,954)                $0            ($9,954)
                                                          =================  =================  =================


             GULF STATES UTILITIES COMPANY
        PRO FORMA STATEMENT OF RETAINED EARNINGS
         TWELVE MONTHS ENDED SEPTEMBER 30, 1995
                      (Unaudited)


                                                            Adjustments to Reflect
                                                            Transactions Proposed
                                                          -------------------------------------------------------
                                                               Before            In Present           After
                                                             Transaction          Filing           Transaction
                                                          -----------------  -----------------  -----------------
                                                                              (In Thousands)
Retained Earnings - October 1, 1994                               $367,323                              $367,323
Add
  Net Income                                                        19,880                 $0             19,880
                                                          -----------------  -----------------  -----------------
               Total                                               387,203                  0            387,203
                                                          -----------------  -----------------  -----------------

  Deduct:
   Dividends declared on preferred stock                            29,633                  0             29,633
   Preferred stock expense                                             399                  0                399
                                                          -----------------  -----------------  -----------------
               Total                                                30,032                  0             30,032
                                                          -----------------  -----------------  -----------------

Retained Earnings - September 30, 1995                            $357,171                 $0           $357,171
                                                          =================  =================  =================

             GULF STATES UTILITIES COMPANY
ADJUSTMENTS TO REFLECT TRANSACTIONS PROPOSED IN PRESENT FILING
               INCLUDING ISSUANCE OF MIPS
                 AT SEPTEMBER 30, 1995





                                                        Entry No. 1
Cash                                                           890,625,000
Unamortized Debt Expense                                         9,375,000
Long-Term Debt - Bonds / Medium Term Notes                                        900,000,000

       To record the sale of $900 million principal amount of  Bonds / Medium
Term Notes at various maturity dates at various interest rates, as well as the expenses incurred in connection with the issuance.


                                                        Entry No. 2
Interest on Long-Term Debt                                      76,500,000
Cash                                                                               76,500,000
     To record interest, and subsequent payment, on Bonds / Medium
Term Notes (assuming 8.5% interest rate).


                                                        Entry No. 3

Long Term Debt - First Mortgage Bonds                          895,000,000
Unamortized Premium                                                 66,000
Unamortized Loss on Reacquired Debt                             21,882,000
Unamortized Debt Expense                                                            3,353,000
Cash                                                                              913,595,000

     To record early redemption of First Mortgage Bonds at various maturity dates and at various interest rates.



                                                        Entry No. 4

Cash                                                            70,708,000
Interest Expense                                                                   70,708,000

     To record the reduction in interest expense on the retirement of First Mortgage
Bonds.




                                                        Entry No.5

Cash                                                            246,250,000
Unamortized Debt Expense                                          3,750,000
Long-Term Debt - Tax-Exempt Bonds                                                  250,000,000

     To record the sale of $250 million principal amount of Tax-Exempt Bonds and related issuance expenses.


                                                        Entry No. 6

Interest on Long-Term Debt                                       20,000,000
Cash                                                                                20,000,000

     To record annual interest, and subsequent payment, on Tax-Exempt Bonds
(assuming 8% interest rate).


                                                        Entry No. 7

Long-Term Debt - Tax-Exempt Bonds                               241,700,000
Unamortized Loss on Reacquired Debt                               6,033,000
Unamortized Debt Expense                                                             2,643,000
Cash                                                                               245,090,000

     To record early redemption of Tax-Exempt Bonds at various maturity dates at various interest rates.


                                                        Entry No. 8

Cash                                                             16,650,000
Interest on Long-Term Debt                                                          16,650,000

    To record the reduction in interest expense on the retirement of Tax-Exempt Bonds.


                                                        Entry No. 9

Cash                                                           386,582,000
Unamortized Expense on Issuance of MIPS                         13,418,000
Minority Interest in Preferred Securities of Subsidiary                           400,000,000

   To record issuance of $400 million of MIPS and related issuance costs by the Issuing Entity.




                                                        Entry No.10

Dividends on Preferred Securities of Subsidiary                 38,000,000
Cash                                                                               38,000,000

   To record annual dividends paid on MIPS by the Issuing Entity (averaging approximately 9.5%).

                                                        Entry No. 11

Preferred / Preference Stock                                   376,531,000
Additional Paid-In Capital                                         405,000
Preferred and Preference Stock Dividend Requirements
and Other                                                        3,377,000
Cash                                                                              380,313,000

   To record early redemption of Preferred / Preference Stock , various issues.


                                                        Entry No. 12

Cash                                                            29,230,000
Preferred and Preference Stock
Dividend Requirements and Other                                                    29,230,000

   To record decrease in dividend payments related to redemption of Preferred / Preference Stock.


                                                        Entry No.13

Cash                                                            19,060,000
Income Taxes                                                                       19,060,000

     To record the decrease in Income Taxes related to the net increase ($47,142,000)
in interest expense from refinancing of First Mortgage Bonds, Medium Term
Notes, Tax-Exempt Bonds and issuance of MIPS.


                                                        Entry No. 14

Cash                                                               500,000
Temporary Cash Investments                                                            500,000

     To reclass negative cash balance.
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